UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2020

VYNE Therapeutics Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38356	45-3757789
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

520 U.S. Highway 22, Suite 204

Bridgewater, New Jersey 08807

(Address of principal executive offices, including Zip Code)

(800) 755-7936

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	VYNE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 8, 2020, the Board of Directors (the “Board”) of VYNE Therapeutics Inc. (the “Company”) appointed Mr. Patrick G. LePore to serve as a director of the Company, effective as of September 10, 2020, for a term continuing to the Company’s 2021 Annual Meeting. Mr. LePore has not been appointed to serve on any committees of the Board at this time. The Board has determined that Mr. LePore satisfies the definition of an “independent director” under the Nasdaq Stock Market listing standards and applicable U.S. Securities and Exchange Commission (“SEC”) rules.

Mr. LePore, 65, served as Chairman, Chief Executive Officer and President of Par Pharmaceutical Companies, Inc. until its sale to affiliates of TPG Capital in 2012. He remained as chairman of the company through its sale to Endo International in 2015. He began his career with Hoffmann-LaRoche. He later founded Boron, LePore & Associates, a medical communications company, which he took public in 1997 and was eventually sold to Cardinal Health in 2002. Mr. LePore is currently Chairman of the Board of Lannett Co. Inc., Vice Chair of Matinas BioPharma and is a trustee of Villanova University. He previously served on the boards of PharMerica and Innoviva. Mr. LePore earned a bachelor’s degree from Villanova University and a Master of Business Administration from Farleigh Dickinson University.

Mr. LePore will receive the standard director compensation that the Company provides to its non-employee directors pursuant to its director compensation policy as described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on June 22, 2020, prorated from the commencement of his service on the Board. Mr. LePore was not appointed as a director pursuant to any arrangements or understandings with the Company or with any other person, and there are no related party transactions between Mr. LePore and the Company that would require disclosure under Item 404(a) of Regulation S-K.

On September 14, 2020, the Company issued a press release announcing the appointment of Mr. LePore. A copy of the press release is attached hereto as Exhibit 99.1.

Item 7.01. Regulation FD Disclosure.

Members of management of the Company intend to use the investor presentation attached hereto as Exhibit 99.2 at the H.C. Wainwright 22nd Annual Global Investment Conference on September 14, 2020 and the Cantor Fitzgerald Virtual Global Healthcare Conference on September 16, 2020.

The information in this Item 7.01 and Exhibit 99.2 hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall they be deemed incorporated by reference in any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release, dated September 14, 2020.
99.2	Investor Presentation, dated September 2020.
104	Cover Page Interactive Date File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VYNE THERAPEUTICS INC.

Date: September 14, 2020	By:	/s/ Mutya Harsch
Mutya Harsch
Chief Legal Officer and General Counsel